SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)  April 21, 2004



                                PHOTOWORKS, INC.

             (exact name of registrant as specified in its charter)




     Washington              000-15338                    91-0964899
 (State or other        (Commission File No.)          (I.R.S. Employer
 jurisdiction of                                        Identification No.)
  incorporation)



                              1260 16th Avenue West
                            Seattle, Washington 98119

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (206) 281-1390



Item 12.  Results of Operations and Financial Condition.

         On April 21, 2004, PhotoWorks, Inc. issued an earnings release announcing its financial results for the 2nd quarter ended March 27, 2004. A copy of the earnings release is attached as Exhibit 99.1.

         The information in this Current Report is being furnished and shall not be deemed "Filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                PHOTOWORKS, INC.


                           By: /s/ Loran Cashmore Bond
                                   Loran Cashmore Bond
                                   Vice President/Chief Accounting Officer

         Date:  April 21, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description

99.1              Earnings release of PhotoWorks, Inc. dated April 21, 2004